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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2001

                     PEGASUS SATELLITE COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)




           Delaware                 0-21389                 51-0374669
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       (State or Other            (Commission              (IRS Employer
       Jurisdiction of            File Number)          Identification No.)
        Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.               Other Events.
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         The Company previously disclosed that on July 2, 2001 DIRECTV, Inc.
filed under seal a motion for summary judgment on its term claim. This claim contends that the length of the agreement between the Company, through its indirect subsidiaries, and the National Rural Telecommunications Cooperative is tied to the life of only one satellite, DBS-1. Oral argument on DIRECTV's motion for summary judgment, originally scheduled for August 27, 2001, was held on October 22, 2001. The court issued a written tentative ruling denying DIRECTV's motion and took the motion under submission. A final ruling on the motion is expected soon.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PEGASUS SATELLITE COMMUNICATIONS, INC.


                      By:         /s/ Scott A. Blank
                         -------------------------------------------------------
                              Scott A. Blank
                              Senior Vice President

October 23, 2001